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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 18, 1999



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


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             DELAWARE                                    94-3121462
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)
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                2033 Gateway Place, Suite 600, San Jose, CA 95110
              (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

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ITEM 5. OTHER EVENTS

     On February 18, 1999, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix Substantially Bolsters Its Patent Portfolio. Further details regarding this announcement are contained in the Company's news release dated February 18, 1999, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (A)  EXHIBITS

     Exhibit 21 Celtrix Pharmaceuticals, Inc. News Release dated February 18, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date: February 18, 1999          By: /s/ DONALD D. HUFFMAN
                                    --------------------------------------------
                                    Donald D. Huffman
                                    Vice President, Finance & Administration
                                    Chief Financial Officer (Duly authorized
                                    principal financial and accounting officer.)

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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


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Exhibit Number
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Exhibit 21     Celtrix Pharmaceuticals, Inc. Press Release dated February 18, 1999.
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